Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David Baker, President and Chief Executive Officer of Vallon Pharmaceuticals, Inc. (the “Company”), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	the Annual Report on Form 10-K of the Company for the year ended December 31, 2020 (the “Annual Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2021	By:	/s/ David Baker
David Baker
President and Chief Executive Officer
(Principal Executive, Financial and Accounting Officer)